A D VALOREM DUTY PAID
ASST. COLLECTOR

STAMP DUTY 46 26.11.10 45 HONG KONG

HONG KONG 00050.0 STAMP DUTY PAID

# INSTRUMENT OF TRANSFER

LINK TOP CORPORATION LIMITED

靈通有限公司

STAMP OFFICE 37 26.11.10 37 HONG KONG

I/We, (Transferor) CHENG MING YUK 陳明玉
of (address) ROOM 2306, HONG TUNG HOUSE, CHEUNG HONG ESTATE, CHEUNG TSING, HONG KONG
in consideration of the sum of **HK$1.00**
paid to me/us by (name) (transferee) 世景旅游控股集团有限公司 Fantaly Travel Holdings Group Ltd.
(occupation) CORPORATION
of (address) P.O. BOX957 OFFSHORE INCORPORATIONS CENTRE ROAD TOWN TORTOLA BRITISH VIRGIN ISLANDS.
(hereinafter "the said Transferee")
do hereby transfer to the said Transferee the 1 ordinary share(s)
numbered ____________ standing in my/our name in the register of :-

LINK TOP CORPORATION LIMITED

靈通有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 26 NOV 2010.

Witness to the signature(s) of the Transferor )

Witness's name and address :
3/F,ANHUA BUILDING, NO.8, YINGCHUN ROAD, LUOHU DISTRICT ,SHENZHEN

CHENG MING YUK 陳明玉
Transferor

Witness to the signature(s) of the Transferee )

For and on behalf of
Fantaly Travel Holdings Group Ltd.

Witness's name and address :
3/F,ANHUA BUILDING, NO.8, YINGCHUN ROAD, LUOHU DISTRICT ,SHENZHEN

Authorised Signature(s)
Transferee

A D VALOREM DUTY PAID
ASST. COLLECTOR

STAMP DUTY 26.11.10 HONG KONG

HONG KONG 00040 STAMP DUTY PAID

# SOLD NOTE

| | |
|---|---|
| Name of Purchaser (Transferee): | 世景旅游控股集团有限公司 Fantaly Travel Holdings Group Ltd. |
| Address: | P.O. BOX957 OFFSHORE INCORPORATIONS CENTRE ROAD TOWN TORTOLA BRITISH VIRGIN ISLANDS. |
| Occupation : | CORPORATION |
| Name of Company in which the shares to be transferred : | LINK TOP CORPORATION LIMITED 靈通有限公司 |
| Number of Shares : | 1ordinary share(s) |
| Consideration Received : | HK$1.00 |

STAMP OFFICE 26.11.10 HONG KONG

CHOP CANCELLED

CHENG, MING YUK 陳明玉
(Transferor)

Hong Kong, Dated 26 NOV 2010

INSTRUMENT OF TRANSFER ENDORSED

# BOUGHT NOTE

| | |
|---|---|
| Name of Seller (Transferor): | CHENG, MING YUK 陳明玉 |
| Address: | ROOM 2306, HONG TUNG HOUSE, CHEUNG HONG ESTATE, CHEUNG TSING, HONG KONG |
| Occupation : | MERCHANT |
| Name of Company in which the shares to be transferred : | LINK TOP CORPORATION LIMITED 靈通有限公司 |
| Number of Shares : | 1ordinary share(s) |
| Consideration Paid : | HK$1.00 |

For and on behalf of
Fantaly Travel Holdings Group Ltd.

Authorised Signature(s)
(Transferee)

Hong Kong, Dated 26 NOV 2010

HONG KONG 00010 STAMP DUTY PAID

STAMP DUTY 26.11.10 HONG KONG